ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

Supplement dated November 21, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the Summary Prospectus for the AST Academic Strategies Asset Allocation Portfolio (the Portfolio), and the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust with respect to the Portfolio. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

On November 20, 2024, the Board of Trustees of the Trust (the Board) approved the termination of Western Asset Management Company/Western Asset Management Company Limited as a subadviser to the Portfolio.  PGIM Quantitative Solutions, LLC, Systematica Investments Limited, Jennison Associates LLC, J.P. Morgan Investment Management Inc., Massachusetts Financial Services Company, Morgan Stanley Investment Management Inc., PGIM Fixed Income, PGIM Real Estate, and Wellington Management Company LLP remain as subadvisers to the Portfolio.

To reflect the changes described above, effective immediately, all references and information pertaining to Western Asset Management Company/Western Asset Management Company Limited as it pertains to the Portfolio are hereby removed from the Summary Prospectus, Prospectus, and SAI.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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